SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2002

VCA Antech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16783	95-4097995

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12401 West Olympic Boulevard
Los Angeles, California 90064-1022
(Address of Principal Executive Offices)

(310) 571-6500
(Registrant’s Telephone Number)

ITEM 5. Other Items.
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1

ITEM 5. Other Items.

         As we reported in our Form 8-K filed on June 19, 2002, we engaged KPMG LLP as our independent auditors, replacing Arthur Andersen LLP to audit our financial statements for our fiscal year ended December 31, 2002. Additionally, the audit committee of our board of directors engaged KPMG LLP to re-audit our consolidated financial statements for our fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999. Those financial statements audited by KPMG LLP, which do not reflect any changes in our previously reported results of operations and financial condition, except to update Subsequent Events Note 16, are attached to this Form 8-K as Exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

23.1	Consent of KPMG LLP.

99.1	Consolidated financial statements of VCA Antech, Inc. and subsidiaries as of December 31, 2001 and 2000, and each of the years in the three-year period ended December 31, 2001.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2002	VCA Antech, Inc.

/s/ TOMAS W. FULLER
By: Tomas W. Fuller
Its: Chief Financial Officer

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EXHIBIT INDEX

Exhibits
23.1	Consent of KPMG LLP.

99.1	Consolidated financial statements of VCA Antech, Inc. and subsidiaries as of and for the years ended December 31, 2001, 2000 and 1999.